UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  May 14, 2001
                                                          ---------------



                            WILLIAMS CONTROLS, INC.
                            -----------------------
               (Exact name of Company as specified in its charter)


    Delaware                        0-18083                      84-1099587
---------------                  -------------                 --------------
(State or other              (Commission File No.)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


                   14100 S.W. 72ND Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)


                                    Not Applicable
                                    --------------
         (Former name or former address, if changed since last report.)




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Item 5 - Other Events

On May 7, 2001, Williams Controls, Inc. (the "Company") announced that it had requested a hearing to appeal a ruling that the Company received from the Nasdaq Stock Market indicating that the Company had failed to comply with certain requirements for continued listing on the Nasdaq National Market and would potentially be delisted.
     As a result of this appeal, the Company's stock will continue to trade on Nasdaq until a future hearing before its Listing Qualifications Panel, which the Company has been told will be held in 6-8 weeks.
     On April 30, 2001, Williams Controls received a Nasdaq Staff Determination letter indicating that the Company had failed to comply with the net tangible assets requirement for continued listing as set forth in Nasdaq Marketplace Rule 4450(a)(3), and that its common stock would be subject to delisting from the Nasdaq National Market. Had the Company not appealed this determination, the Company's common stock would have been subject to a delisting action. This deficiency was previously reported in the Williams Controls Form 10-Q for the period ended December 31, 2000.

     While there can be no assurance that the Panel will grant the Company's request for continued listing on the Nasdaq National Market, the Company indicated it will continue to pursue all available means to maintain this listing, including its previously announced sale of some or all of its operating subsidiaries, as part of the Company's plan to maintain compliance with Nasdaq listing rules. The Company indicated it would alternatively seek a possible listing on the Nasdaq Small Cap Market or on the OTC Bulletin Board if it was later delisted from the National Market.

     While the hearing request has stayed the delisting process, the Company's common stock will be delisted from the National Market without further notification if the Listing Qualifications Panel denies the Company's appeal of the determination

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

99.1     Press release dated May 7, 2001.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.


                                            WILLIAMS CONTROLS, INC.



Dated: May 14, 2001                         By: /s/ Dennis E. Bunday
                                                --------------------------------
                                                Dennis E. Bunday
                                                Chief Financial Officer









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EXHIBIT 99.1
May 7, 2001 Press Release


Williams Controls
News Release                     Contact:  Thomas K. Ziegler, President and CEO
For Immediate Release                      (954) 421-8450



                    WILLIAMS CONTROLS TO APPEAL NASDAQ RULING

     Portland,  OR...May 7,  2001....Williams  Controls,  Inc.  (Nasdaq:  WMCO)
announced today it will request a hearing to appeal a ruling that the company received from the Nasdaq Stock Market indicating that the company had failed to comply with certain requirements for continued listing on the Nasdaq National Market and would be potentially delisted. As a result of this appeal, the company will continue to trade on Nasdaq until a future hearing before its Listing Qualifications Panel.
     On April 30, 2001, Williams Controls received a Nasdaq Staff Determination letter indicating that the company had failed to comply with the net tangible assets requirement for continued listing as set forth in Nasdaq Marketplace Rule 4450(a)(3), and that its common stock would be subject to delisting from the Nasdaq National Market. Had the company not appealed this determination, the company's common stock would have been subject to a delisting action. This deficiency was previously reported in the Williams Controls Form 10-Q for the period ended December 31, 2000.
     Williams Controls President and CEO Thomas K. Ziegler stated, "We announced this possible action by Nasdaq in our latest 10-Q, and this determination letter from them is one more step in the review process. While there can be no assurance that the Panel will grant the company's request for continued listing on the Nasdaq National Market, we will continue to pursue all available means to maintain this listing, including our previously announced sale of some or all of our operating subsidiaries, as part of our plan to maintain compliance with Nasdaq listing rules, or we will alternatively seek a possible listing on the Nasdaq Small Cap Market or on the OTC Bulletin Board."
     While the hearing request has stayed the delisting process, the company's common stock will be delisted from the National Market without further notification if the Listing Qualifications Panel denies the company's appeal of the determination.
     Williams Controls is a designer, manufacturer and integrator of sensors, controls and communications systems for the transportation and communications industries. For more information, you can find Williams Controls on the Internet at www.wmco.com. The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Securities and Exchange Commission filings of the company, economic downturns affecting the operations of the company or any of its business operations, the continued availability of the financing to fund the company's operations, the ability to obtain a favorable ruling from the Nasdaq Listing Qualifications Panel and remain listed on the Nasdaq National Market, or in the alternative, the ability of the company to obtain a listing on the Small Cap Market, the OTC Bulletin Board or alternative market, and the ability of the company or its investment banker to successfully identify and reach an agreement on the sale of the company or its operating units. The forward-looking statements contained in this press release speak only as of the date hereof and the company disclaims any intent or obligation to update these forward-looking statements.



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